                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               COTELLIGENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              SKIRITAI CAPITAL LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                 May [__], 2002

Dear Fellow Cotelligent, Inc. Stockholder:

WE DO NOT BELIEVE THAT COTELLIGENT IS A VIABLE COMMERCIAL ENTERPRISE.

         We do not believe that Cotelligent is a viable commercial enterprise as it has been and is currently being operated by the company's existing board of directors and management team. Under the direction of Cotelligent's board of directors and management team:

         - the company's common stock has consistently under-performed the Russell 2000 Index and the NASDAQ Composite Index, managing a negative 97% return for stockholders from March 31, 1997 to December 31, 2001 - versus a positive 42% return for the Russell 2000 Index and a positive 60% return for the NASDAQ Composite Index over the same period;

         - the company's common stock has managed to trade at a significant discount to the underlying cash value of the company (for example, Cotelligent common stock had a per share market price of $0.43 on March 28, 2002 compared to an estimated cash value per share of $1.48);

         - the company's common stock price per share has continuously declined from a high of $5.72 on June 30, 2000, the date upon which Cotelligent disposed of its IT staffing business, to the current price of $0.51 on May 20, 2002.

         - the company has continued to deplete its most valuable asset - its cash reserves and other liquid assets - in pursuit of a vague strategic plan that the company's board of directors and management team cannot consistently articulate and routinely fail to execute; and

         - the company has displayed a strident disregard for the best interests of the company's stockholders by failing to take appropriate and obvious steps to maximize the value of your investment in the company.

         During three separate meetings that we have held with members of Cotelligent's board of directors and senior management over a period of only 18 weeks, Cotelligent's management described three different strategic plans for the company. During each of these meetings, we suggested to James R. Lavelle, Cotelligent's Chairman of the Board and Chief Executive Officer, that the interests of the company's stockholders would be best served by pursuing a sale, liquidation or recapitalization of the company. Mr. Lavelle adamantly refused to consider any alternatives where a third party or the Cotelligent stockholders would get HIS cash.

OUR OBJECTIVE - MAXIMIZE THE VALUE OF YOUR INVESTMENT IN COTELLIGENT BY SELLING, LIQUIDATING OR RECAPITALIZING THE COMPANY AS PROMPTLY AS PRACTICABLE.

         In light of Cotelligent's poor performance and the inability or unwillingness of the company's existing board of directors and management team to develop and execute a viable strategic plan for the company, our objective is to urge Cotelligent's board of directors and management team to immediately pursue a sale, liquidation or recapitalization of the company. We strongly believe that such a strategy will maximize the value of your investment in the company as quickly as possible, and prevent the further unnecessary depletion of the company's most valuable asset - its cash reserves and other liquid assets.

         We have determined to pursue our objective because we believe that Cotelligent's existing board of directors and management team are pursuing a flawed strategic plan that will continue to erode the value of your investment in the company, while serving only to benefit the company's management team with ongoing and unwarranted compensation and other perquisites.

OUR PLAN - ELECT OUR REPRESENTATIVE TO COTELLIGENT'S BOARD OF DIRECTORS AND URGE THE COMPANY'S BOARD OF DIRECTORS TO TERMINATE THE COMPANY'S STOCKHOLDER RIGHTS PLAN.

         We have a simple plan to achieve our objective - unlock the underlying value of Cotelligent's most valuable asset - its cash reserves and other liquid assets - by selling, liquidating or recapitalizing the company as promptly as practicable. We believe that we can take two important steps toward our objective by:

         - electing our representative, Russell Silvestri, as a Class I director on Cotelligent's board of directors, thereby enabling us to apply greater pressure on the company's board of directors to maximize the value of your investment in the company by selling, liquidating or recapitalizing the company as promptly as practicable; and

         - adopting a stockholder resolution recommending that the company's board of directors terminate the company's stockholder rights plan by redeeming the rights outstanding under the plan, which we believe are discouraging third parties from pursuing an acquisition of the company and depressing the trading price of the company's common stock. We further believe that eliminating the company's stockholder rights plan may encourage third parties to purchase the company at a premium to its current market value.

         We need your assistance to accomplish our objective and maximize the value of your investment in the company. We are asking you to sign and date the enclosed WHITE proxy card, voting FOR our director nominee and our stockholder proposal, and return it promptly in the enclosed postage-paid envelope.

RISKS OF THE STATUS QUO - STAYING THE COURSE WILL FURTHER ERODE THE VALUE OF YOUR INVESTMENT IN COTELLIGENT.

         The time for change at Cotelligent is now. If the company is permitted to continue on its current course, we believe that:

         - the company will continue to fail in its efforts to execute the current strategic plan envisioned by the company's existing board of directors and management team;

         - the company will continue to deplete its sole remaining valuable assets - its cash reserves and other liquid assets; and

         - the value of your investment in the company will continue to decline over time.

         We need your assistance to prevent Cotelligent from suffering these consequences of the status quo. Your vote is extremely important. Whether or not you plan to attend Cotelligent's 2002 Annual Meeting of Stockholders, we urge you to sign and date the enclosed WHITE proxy card, voting FOR our director nominee and our stockholder proposal, and return it promptly in the enclosed postage-paid envelope.

         If you have any questions or require any assistance in completing or delivering your proxy, please call us at (415) 921-7896 or send us an e-mail at rsilvestri@SKIRITAI.com.

                                            Sincerely,

                                            SKIRITAI Capital LLC

                                            /s/ Russell Silvestri
                                            ------------------------------------
                                            Russell Silvestri
                                            Managing Partner

                         ANNUAL MEETING OF STOCKHOLDERS
                              OF COTELLIGENT, INC.
                                  JUNE 11, 2002

                     PROXY STATEMENT OF SKIRITAI CAPITAL LLC

         This proxy statement is being furnished to you, and the enclosed WHITE proxy card is being solicited from you, the stockholders of Cotelligent, Inc. ("Cotelligent" or the "company"), by SKIRITAI Capital LLC ("SKIRITAI" or "we") for use only at the 2002 Annual Meeting of Stockholders of Cotelligent (the "2002 Annual Meeting"), and at any adjournments, postponements or rescheduling thereof. The 2002 Annual Meeting will be held at the Grand Hyatt Hotel located at 345 Stockton Street in San Francisco, California on the 11th day of June, 2002 at 9:00 a.m. Pacific Daylight Saving Time.

         We are soliciting proxies to take the following actions at the 2002 Annual Meeting:

         (1) to elect our representative, Russell Silvestri, as a Class I director on Cotelligent's board of directors to serve for a three-year term expiring at Cotelligent's 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

         (2)      to adopt the following resolution of the stockholders of
                  Cotelligent:

                  "WHEREAS, Cotelligent, Inc., a Delaware corporation (the "Company"), is a party to that certain Rights Agreement, dated as of September 24, 1997 (the "Rights Agreement"), between the Company and BankBoston, a national banking association, as the same may have been amended from time to time.

                  WHEREAS, the stockholders of the Company have determined that the Rights Agreement is not in the best interests of the stockholders of the Company.

                  NOW, THEREFORE, BE IT RESOLVED, that the stockholders of the Company urge and recommend that the Board of Directors of the Company order the redemption of, and take all other action necessary or appropriate to redeem, all Rights (as defined in the Rights Agreement) issued and outstanding under the Rights Agreement pursuant to the terms and conditions thereof, and by so doing, cause the termination of all rights to exercise the Rights thereunder pursuant to the terms and conditions thereof, and not adopt any new or similar plan without stockholder approval."

         (3) to transact such other business as may properly come before the 2002 Annual Meeting or any adjournments, postponements or rescheduling thereof.

         Only Cotelligent stockholders of record as of the close of business on April 24, 2002 are entitled to receive notice of and to vote at the 2002 Annual Meeting.

         YOUR VOTE IS EXTREMELY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2002 ANNUAL MEETING, WE URGE YOU TO SIGN AND DATE THE ENCLOSED WHITE PROXY CARD, VOTING FOR OUR DIRECTOR NOMINEE AND OUR STOCKHOLDER PROPOSAL, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED, SO YOU MAY RETURN THE WHITE PROXY CARD EVEN IF YOU HAVE ALREADY RETURNED A PROXY THAT YOU RECEIVED FROM COTELLIGENT. WE URGE YOU NOT TO RETURN ANY PROXY THAT YOU RECEIVE FROM COTELLIGENT.

         This proxy statement is dated May [__], 2002. This proxy statement and the enclosed WHITE proxy card were first sent or given to stockholders of Cotelligent on or about May [__], 2002.

                                  INTRODUCTION

THE 2002 ANNUAL MEETING OF STOCKHOLDERS OF COTELLIGENT

         According to Cotelligent's proxy statement for the 2002 Annual Meeting, filed with the Securities and Exchange Commission on May 10, 2002, one person will be elected as a Class I director on Cotelligent's board of directors to serve for a three-year term expiring at Cotelligent's 2005 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

         Cotelligent is not proposing any other matters for consideration at the 2002 Annual Meeting.

ELECTION OF DIRECTORS - ELECT OUR DIRECTOR NOMINEE

         In accordance with Cotelligent's Amended and Restated Bylaws, we have provided written notice to the Secretary of Cotelligent of our intent to nominate our representative, Russell Silvestri, for election as a Class I director on Cotelligent's board of directors at the 2002 Annual Meeting. We are soliciting your proxy to vote FOR the election of our director nominee as a Class I director on Cotelligent's board of directors at the 2002 Annual Meeting to serve for a three-year term expiring at Cotelligent's 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

         We believe that electing our director nominee to the company's board of directors will enable us to apply greater pressure on the company's board of directors to maximize the value of your investment in the company by selling, liquidating or recapitalizing the company as promptly as practicable.

         For more information regarding our director nominee, see "Election of Directors - Elect Our Director Nominee" and "Information about the Participants in Our Solicitation of Proxies."

OUR STOCKHOLDER PROPOSAL - ADOPT A STOCKHOLDER RESOLUTION RECOMMENDING THAT THE COTELLIGENT BOARD OF DIRECTORS TERMINATE COTELLIGENT'S STOCKHOLDER RIGHTS PLAN

         In accordance with Cotelligent's Amended and Restated Bylaws, we have provided written notice to the Secretary of Cotelligent of our intent to propose the adoption of a stockholder resolution at the 2002 Annual Meeting. Our proposed stockholder resolution recommends that the company's board of directors terminate the company's stockholder rights plan by redeeming the rights outstanding under the plan, and not adopt any new or similar plan without stockholder approval.

         We are soliciting your proxy to vote FOR our stockholder proposal to adopt a stockholder resolution recommending that the company's board of directors terminate the company's stockholder rights plan by redeeming the rights outstanding under the plan, and not adopt any new or similar plan without stockholder approval.

         We believe that the company's stockholder rights plan and the rights outstanding under the plan are discouraging third parties from pursuing an acquisition of the company and depressing the trading price of the company's common stock. We further believe that eliminating the company' stockholder rights plan may encourage third parties to purchase the company at a premium to its current market value.

         For more information regarding our stockholder proposal, see "Our Stockholder Proposal - Adopt a Stockholder Resolution Recommending that the Cotelligent Board of Directors Terminate the Cotelligent Stockholder Rights Plan."

                        YOUR VOTE IS EXTREMELY IMPORTANT!
       PLEASE RETURN OUR WHITE PROXY CARD TODAY AND VOTE FOR OUR DIRECTOR
                      NOMINEE AND OUR STOCKHOLDER PROPOSAL

         WHETHER OR NOT YOU PLAN TO ATTEND THE 2002 ANNUAL MEETING, WE URGE YOU TO SIGN AND DATE THE ENCLOSED WHITE PROXY CARD, VOTING FOR OUR DIRECTOR NOMINEE AND OUR STOCKHOLDER PROPOSAL, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED, SO YOU MAY RETURN THE WHITE PROXY CARD EVEN IF YOU HAVE ALREADY RETURNED A PROXY THAT YOU RECEIVED FROM COTELLIGENT. WE URGE YOU NOT TO RETURN ANY PROXY THAT YOU RECEIVE FROM COTELLIGENT.

         If you have any questions about this proxy statement or how to vote FOR our director nominee or our stockholder proposal by returning the enclosed WHITE proxy card, please contact us at:

                              SKIRITAI CAPITAL LLC
                              655 MONTGOMERY STREET
                                   SUITE 1438
                             SAN FRANCISCO, CA 94111
                                 (415) 921-7896
                         E-MAIL: RSILVESTRI@SKIRITAI.COM

                           OUR OBJECTIVE AND OUR PLAN

WE DO NOT BELIEVE THAT COTELLIGENT IS A VIABLE COMMERCIAL ENTERPRISE.

         We do not believe that Cotelligent is a viable commercial enterprise as it has been and is currently being operated by the company's existing board of directors and management team. Under the direction of Cotelligent's board of directors and management team:

         - the company's common stock has consistently under-performed the Russell 2000 Index and the NASDAQ Composite Index, managing a negative 97% return for stockholders from March 31, 1997 to December 31, 2001 - versus a positive 42% return for the Russell 2000 Index and a positive 60% return for the NASDAQ Composite Index over the same period;

         - the company's common stock has managed to trade at a significant discount to the underlying cash value of the company (for example, Cotelligent common stock had a per share market price of $0.43 on March 28, 2002 compared to an estimated cash value per share of $1.48);

         - the company's common stock price per share has continuously declined from a high of $5.72 on June 30, 2000, the date upon which Cotelligent disposed of its IT staffing business, to the current price of $0.51 on May 20, 2002.

         - the company has continued to deplete its most valuable asset - its cash reserves and other liquid assets - in pursuit of a vague strategic plan that the company's board of directors and management team cannot consistently articulate and routinely fail to execute; and

         - the company has displayed a strident disregard for the best interests of the company's stockholders by failing to take appropriate and obvious steps to maximize the value of your investment in the company.

         During three separate meetings that we have held with members of Cotelligent's board of directors and senior management over a period of only 18 weeks, Cotelligent's management described three different strategic plans for the company. During each of these meetings, we suggested to James R. Lavelle, Cotelligent's Chairman of the Board and Chief Executive Officer, that the interests of the company's stockholders would be best served by pursuing a sale, liquidation or recapitalization of the company. Mr. Lavelle adamantly refused to consider any alternative where a third party or the Cotelligent stockholders would get HIS cash.

         We do not believe that Cotelligent can survive or grow under the guidance and direction of a board of directors and a management team that cannot clearly articulate or successfully execute a viable strategic plan for the company.

OUR OBJECTIVE - MAXIMIZE THE VALUE OF YOUR INVESTMENT IN COTELLIGENT BY SELLING, LIQUIDATING OR RECAPITALIZING THE COMPANY AS PROMPTLY AS PRACTICABLE.

         In light of Cotelligent's poor performance and the inability or unwillingness of the company's existing board of directors and management team to develop and execute a viable strategic plan for the company, our objective is to urge Cotelligent's board of directors and management team to immediately pursue a sale, liquidation or recapitalization of the company. We strongly believe that such a strategy will maximize the value of your investment in the company as quickly as possible, and prevent the further unnecessary depletion of the company's most valuable asset - its cash reserves and other liquid assets.

         We have determined to pursue our objective because we believe that Cotelligent's existing board of directors and management team are pursuing a flawed strategic plan that will continue to erode the value of your investment in the company, while serving only to benefit the company's management team with ongoing and unwarranted compensation and other perquisites.

OUR PLAN - ELECT OUR REPRESENTATIVE TO COTELLIGENT'S BOARD OF DIRECTORS AND URGE THE COMPANY'S BOARD OF DIRECTORS TO TERMINATE THE COMPANY'S STOCKHOLDER RIGHTS PLAN.

         We have a simple plan to achieve our objective - unlock the underlying value of Cotelligent's most valuable asset - its cash reserves and other liquid assets - by selling, liquidating or recapitalizing the company as promptly as practicable. We believe that we can take two important steps toward our objective by:

         - electing our representative, Russell Silvestri, as a Class I director on Cotelligent's board of directors, thereby enabling us to apply greater pressure on the company's board of directors to maximize the value of your investment in the company by selling, liquidating or recapitalizing the company as promptly as practicable; and

         - adopting a stockholder resolution recommending that the company's board of directors terminate the company's stockholder rights plan by redeeming the rights outstanding under the plan, which we believe are discouraging third parties from pursuing an acquisition of the company and depressing the trading price of the company's common stock. We further believe that eliminating the company's stockholder rights plan may encourage third parties to purchase the company at a premium to its current market value.

         WE NEED YOUR ASSISTANCE TO ACCOMPLISH OUR OBJECTIVE AND MAXIMIZE THE VALUE OF YOUR INVESTMENT IN THE COMPANY. WE ARE ASKING YOU TO SIGN AND DATE THE ENCLOSED WHITE PROXY CARD, VOTING FOR OUR DIRECTOR NOMINEE AND OUR STOCKHOLDER PROPOSAL, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                              ELECTION OF DIRECTORS

                           ELECT OUR DIRECTOR NOMINEE

         The Cotelligent board of directors currently consists of three classes, Class I, Class II, and Class III, each containing one director. According to Cotelligent's proxy statement for the 2002 Annual Meeting, filed with the Securities and Exchange Commission on May 10, 2002, only the Class I director will be elected at the 2002 Annual Meeting. The Class I director elected will serve a three-year term expiring at Cotelligent's 2005 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

         In accordance with Cotelligent's Amended and Restated Bylaws, we have provided written notice to the Secretary of Cotelligent of our intent to nominate our representative, Russell Silvestri, for election as a Class I director on Cotelligent's board of directors at the 2002 Annual Meeting to serve for a three-year term expiring at Cotelligent's 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

INFORMATION ABOUT OUR DIRECTOR NOMINEE

         The table below provides certain information about our director nominee that may be important to you. Additional information regarding our director nominee and the other participants in our solicitation of proxies in connection with the 2002 Annual Meeting can be found in Annex A to this proxy statement. Our director nominee has furnished the information about him that is provided in this proxy statement.

                                                              Present Principal Occupation and
Name & Address                      Age                         Five Year Business Experience
-------------------------------     ---     ---------------------------------------------------------------------

Russell Silvestri                    40     Mr. Silvestri has served as Managing Partner of SKIRITAI Capital LLC
655 Montgomery Street,                      since April of 2002.  From October of 2000 to March of 2001, he was
Suite 1438                                  Managing Director of Focus Capital LLC.  From October of 1999 to
San Francisco, California 94111             October of 2000, he competed as an athlete in the Olympics.  From
                                            February of 1989 to October of 1999, he served as a Managing Director of Robertson Stephens.

                                            Mr. Silvestri holds a Bachelor of Science in Business from the
                                            University of Southern California.

         No corporation or organization identified in the preceding table is an affiliate of Cotelligent. The present principal occupation of our director nominee is the first occupation described in his biography.

         Our director nominee has entered into a letter agreement with us pursuant to which we have agreed to pay his out-of-pocket expenses and/or losses that arise from investigating or defending any claim brought against him with respect to actions taken in connection with the solicitation of proxies to which this proxy statement relates, other than claims resulting from his bad faith, willful misconduct or gross negligence.

         Our director nominee, if elected, will be entitled to receive compensation customarily paid by Cotelligent to its independent directors, which is described in Cotelligent's proxy statement for the 2002 Annual Meeting, filed with the Securities and Exchange Commission on May 10, 2002.

         We have no reason to believe that our director nominee will be disqualified or unwilling or unable to serve as a Cotelligent director if elected. We reserve the right, however, to nominate substitute persons if Cotelligent makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our director nominee as a director of Cotelligent. In addition, if any additional directorships are to be voted upon at the 2002 Annual Meeting, we reserve the right to nominate additional persons to fill the added positions on the Cotelligent board of directors. Shares represented by proxies given to us will be voted for any of our substitute or additional director nominees.

         If there is a quorum present in person or represented by proxy at the 2002 Annual Meeting, the Class I director will be elected to Cotelligent's board of directors by a plurality of the votes of Cotelligent common stock cast at the 2002 Annual Meeting and entitled to vote on the election of directors. This means that the nominee receiving the greatest number of votes cast and entitled to vote at the 2002 Annual Meeting will be elected as a Class I director on Cotelligent's board of directors and that broker non-votes will not be counted in the election.

OUR RECOMMENDATION

         We are soliciting your proxy to vote FOR the election of our director nominee as a Class I director on Cotelligent's board of directors at the 2002 Annual Meeting to serve for a three-year term expiring at Cotelligent's 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Our director nominee has consented to serve as a director of Cotelligent if elected and to be named in this proxy statement and in our other soliciting materials as our director nominee.

         We believe that it is in the best interest of the stockholders of Cotelligent to elect our director nominee as a Class I director on Cotelligent's board of directors at the 2002 Annual Meeting. We believe that electing our director nominee to the company's board of directors will enable us to apply greater pressure on the company's board of directors to maximize the value of your investment in the company by selling, liquidating or recapitalizing the company as promptly as practicable. Accordingly, we strongly recommend that you vote FOR the election of our director nominee.

         Your vote is extremely important regardless of the number of shares you own. Whether or not you plan to attend the 2002 Annual Meeting, please sign and date the enclosed WHITE proxy card, voting FOR our director nominee, and return it promptly in the enclosed, postage-paid envelope. If you return our WHITE proxy card, we will vote all of your shares of Cotelligent common stock FOR our director nominee to serve as Class I director on Cotelligent's board of directors, unless you appropriately indicate otherwise.

                            OUR STOCKHOLDER PROPOSAL

                         ADOPT A STOCKHOLDER RESOLUTION
  RECOMMENDING THAT THE COTELLIGENT BOARD OF DIRECTORS TERMINATE COTELLIGENT'S
                             STOCKHOLDER RIGHTS PLAN

         In accordance with Cotelligent's Amended and Restated Bylaws, we provided written notice to the Secretary of Cotelligent of our intent to propose the following stockholder resolution for adoption by the company's stockholders at the 2002 Annual Meeting:

         "WHEREAS, Cotelligent, Inc., a Delaware corporation (the "Company"), is a party to that certain Rights Agreement, dated as of September 24, 1997 (the "Rights Agreement"), between the Company and BankBoston, a national banking association, as the same may have been amended from time to time.

         WHEREAS, the stockholders of the Company have determined that the Rights Agreement is not in the best interests of the stockholders of the Company.

         NOW, THEREFORE, BE IT RESOLVED, that the stockholders of the Company urge and recommend that the Board of Directors of the Company order the redemption of, and take all other action necessary or appropriate to redeem, all Rights (as defined in the Rights Agreement) issued and outstanding under the Rights Agreement pursuant to the terms and conditions thereof, and by so doing, cause the termination of all rights to exercise the Rights thereunder pursuant to the terms and conditions thereof and not adopt any new or similar plan without stockholder approval."

INFORMATION ABOUT THE COTELLIGENT STOCKHOLDER RIGHTS PLAN

         Pursuant to the company's stockholder rights plan, each share of Cotelligent common stock currently has attached to it one right issued under the plan that entitles its holder to purchase one one-ten thousandth of a share of Cotelligent's Series A Junior Participating Preferred Stock at a price of $90 under certain circumstances.

         The rights under the plan become exercisable on the earlier of:

         - the close of business on the 10th day following the date (the "Stock Acquisition Date") of a public announcement that, with certain exceptions, a third party has acquired 20% or more of Cotelligent's outstanding common stock (as defined in the stockholder rights plan); or

         - on the close of business on such date as may be fixed by the board of directors of the company, which date shall not be more than 65 days following the commencement of a tender or an exchange offer that would result in a person or group beneficially owning 20% or more of Cotelligent's outstanding common stock.

         Once the rights under the plan become exercisable, if the company is a party to a merger in which the company is the surviving entity, or engages in certain other transactions specified in the rights plan, such as a third party acquiring 20% or more of the company's common stock in a transaction not favored by the board of directors of the company, each right under the plan will be exercisable for that number of shares of the company's common stock (or, in certain circumstances, cash, property or other securities of the company) which, at the time of the triggering transaction, would have a market value equal to twice the exercise price of the right.

         In addition, once the rights under the plan become exercisable, if the company is a party to a merger or other business combination in which the company is not the surviving entity or engages in certain other transactions, specified in the stockholder rights plan, each right will be exercisable for that number of shares of the acquirer's common stock which, at the time of consummation of the triggering transaction, would have a market value equal to twice the exercise price of the right.

         The rights under the plan cease to be exercisable after the earliest of:

         -        the close of business on September 24, 2007;

         -        the time of their redemption by the company; or

         - certain acquisition transactions favored by the board of directors.

         At any time until ten days following the Stock Acquisition Date, Cotelligent may redeem the rights under the plan in whole, but not in part, at a price of $.01 per right under the plan. The ten day redemption period may be extended by the board of directors so long as the rights under the plan are still redeemable.

OUR RECOMMENDATION

         We believe that it is in the best interests of the stockholders of Cotelligent to eliminate the company's stockholder rights plan.

         The effect of stockholder rights plans generally on the value of companies' stock has been the subject of extensive research. A 1986 study by the Office of the Chief Economist of the U.S. Securities and Exchange Commission on the economics of rights plans found, based on empirical evidence, that stockholder rights plans are harmful to target shareholders, on net. A 1992 study by Professor John Pound of Harvard University's Corporate Research
Project and Lilli A. Gordon of the Gordon Group found a correlation between high corporate performance and the absence of stockholder rights plans.(1)

         We believe that Cotelligent's stockholder rights plan is discouraging third parties from pursuing an acquisition of the company and depressing the trading price of the company's common stock. We further believe that eliminating the company's stockholder rights plan may encourage third parties to purchase the company at a premium to its current market value.

         Cotelligent's common stock price per share has continuously declined from a high of $5.72 on June 30, 2000, the date upon which Cotelligent disposed of its IT staffing business, to the current price of $0.51 on May 20, 2002.

         In adopting Cotelligent's stockholder rights plan, the company's board of directors acted on its own initiative, with neither prior stockholder approval nor subsequent ratification. We do not share the apparent view of the company's board of directors that Cotelligent should have adopted a stockholder rights plan without stockholder approval. While the company's board of directors and management team should have appropriate tools to ensure that all stockholders benefit from any proposal to acquire Cotelligent, we do not believe that the future possibility of an unsolicited bid justifies the unilateral implementation or continued existence of a stockholder rights plan.

         We believe that the company's stockholder rights plan serves the interest of management, to the detriment of the stockholders, by permitting the company's board of directors to reject tender offers and other takeover attempts without presentation to the stockholders. That is, the company's board of directors has the ability to act for its own motives, even when an offer could be attractive to some or all of the company's

----------


      (1)   Permission to cite these studies was neither sought nor obtained.

stockholders. It is our view that continuation of the company's stockholder rights plan serves the interest of management in perpetuating itself, reduces management's accountability to the stockholders and damages stockholder value. In light of these adverse effects of the stockholder rights plan, and the fact that it was adopted without stockholder approval or ratification, we are proposing that the company's board of directors terminate the company's stockholder rights plan by redeeming the rights outstanding under the plan.

         For the foregoing reasons, we strongly recommend that you vote FOR our stockholder proposal to adopt a stockholder resolution recommending that Cotelligent's board of directors terminate the company's stockholder rights plan.

         Assuming the existence of a quorum at the 2002 Annual Meeting, our proposed stockholder resolution will be adopted only if approved by a majority of the votes of Cotelligent common stock cast at the 2002 Annual Meeting and entitled to vote.

         Your vote is extremely important regardless of the number of shares you own. Whether or not you plan to attend the 2002 Annual Meeting, please sign and date the enclosed WHITE proxy card, voting FOR our stockholder proposal, and return it promptly in the enclosed, postage-paid envelope. If you return the WHITE proxy card, we will vote all of your shares of Cotelligent common stock FOR our stockholder proposal to adopt a stockholder resolution recommending that the Cotelligent board of directors terminate the company's stockholder rights plan, unless you appropriately indicate otherwise.

                      INFORMATION ABOUT VOTING PROCEDURES
                          FOR THE 2002 ANNUAL MEETING

WHO CAN VOTE?

         You are eligible to vote, in person or by a proxy, on the matters to be considered at the 2002 Annual Meeting only if you owned Cotelligent common stock on the record date for the 2002 Annual Meeting, the close of business on April 24, 2002. Even if you sold your shares of Cotelligent common stock after the record date for the 2002 Annual Meeting, you retained the right to vote in person or by proxy on the matters to be considered at the 2002 Annual Meeting. It is important that you grant a proxy regarding shares of Cotelligent common stock you held on the record date for the 2002 Annual Meeting, or vote those shares in person at the 2002 Annual Meeting, even if you no longer own those shares.

         Based upon Cotelligent's proxy statement for the 2002 Annual Meeting filed with the Securities and Exchange Commission on May 10, 2002, 14,900,891 shares of Cotelligent common stock were outstanding on the record date for the 2002 Annual Meeting. A list of such stockholders will be open to the examination of any stockholder, for any purpose germane to the 2002 Annual Meeting, during ordinary business hours, for a period of ten days prior to the 2002 Annual Meeting, at the principal executive offices of the company located at 44 Montgomery Street, Suite 4050, San Francisco, California 94104.

HOW MANY VOTES DO I HAVE?

         With respect to each matter to be considered at the 2002 Annual Meeting, each stockholder of Cotelligent will have one vote for each share of Cotelligent common stock held by such stockholder on the record date for the 2002 Annual Meeting. Shares of Cotelligent common stock held by the company will not be voted on any matters considered at the 2002 Annual Meeting.

HOW DO I VOTE?

         If you were the record holder of your shares of Cotelligent common stock on the record date for the 2002 Annual Meeting, you may attend the 2002 Annual Meeting and vote in person. In lieu of attending the 2002 Annual Meeting and voting in person, you may vote by returning a proxy for the 2002 Annual Meeting.

         If you are not the record holder of your shares of Cotelligent common stock, please refer to the discussion following the question "How do I vote if I am not the record holder of my shares?"

HOW DO I VOTE BY PROXY?

         To vote by proxy, you should complete, sign and date the enclosed WHITE proxy card and return it promptly in the enclosed postage-paid envelope. To be able to vote your shares of Cotelligent common stock in accordance with your instructions at the 2002 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the stockholder vote at the meeting.

         In addition, you may vote your shares of Cotelligent common stock without returning the enclosed WHITE proxy card to us if you vote in person at the 2002 Annual Meeting, return a proxy to the Secretary of Cotelligent or, in some cases, if you provide appropriate instructions to the record holder of your shares of Cotelligent common stock

HOW DO I VOTE IF I AM NOT THE RECORD HOLDER OF MY SHARES?

         If your shares of Cotelligent common stock are held in the name of a brokerage firm, bank nominee or other institution, only it can return a proxy for the 2002 Annual Meeting with respect to your shares of Cotelligent common stock. You may have received either a blank, executed proxy card (which you can complete and send directly to us), or an instruction card (which you can complete and return to the record holder to direct its voting of your shares), from the brokerage firm, bank nominee or other institution holding your shares of Cotelligent common stock. If the brokerage firm, bank nominee or other institution holding your shares of Cotelligent common stock has not sent you either a blank, executed proxy card or an instruction card, you should contact the brokerage firm, bank nominee or other institution holding your shares of Cotelligent common stock directly to provide it with instructions. If you need assistance, please call us at (415) 921-7896 or send us an e-mail at rsilvestri@SKIRITAI.com.

         If you do not have record ownership of your shares of Cotelligent common stock and want to vote in person at the 2002 Annual Meeting, you may obtain a document called a "legal proxy" from the brokerage firm, bank nominee or other institution holding your shares of Cotelligent common stock and bring it to the 2002 Annual Meeting. If you need assistance, please call us at (415) 921-7896 or send us an e-mail at rsilvestri@SKIRITAI.com.

IF I PLAN TO ATTEND THE 2002 ANNUAL MEETING, SHOULD I STILL SUBMIT A PROXY?

         Whether or not you plan to attend the 2002 Annual Meeting, we urge you to return a proxy. Returning the enclosed WHITE proxy card will not affect your right to attend the 2002 Annual Meeting and vote in person.

HOW WILL MY SHARES BE VOTED?

         If you return the enclosed WHITE proxy card, your shares of Cotelligent common stock will be voted as you direct. If you return the enclosed WHITE proxy card to us without instructions, we will vote all of your shares of Cotelligent common stock:

         - FOR the election of our director nominee to serve as a Class I director on Cotelligent's board of directors for a three-year term expiring at Cotelligent's 2005 Annual Meeting of Stockholders of Cotelligent and until his successor is duly elected and qualified; and

         - FOR our stockholder proposal to adopt a stockholder resolution recommending that Cotelligent's board of directors terminate the company's stockholder rights plan by redeeming the rights outstanding under the plan.

         - FOR granting our representatives discretionary authority to vote your shares of Cotelligent common stock in accordance with their discretion on matters not described in this proxy statement that may arise at the 2002 Annual Meeting.

         Unless your proxy specifies otherwise, we will presume that it relates to all of your shares of Cotelligent common stock held of record as of the record date for the 2002 Annual Meeting.

WHAT VOTE IS REQUIRED TO ELECT OUR DIRECTOR NOMINEE?

         Conducting business at the 2002 Annual Meeting requires a quorum. The presence, in person or by proxy, of the holders of a majority of the shares of Cotelligent common stock entitled to vote at the 2002 Annual Meeting will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum at the 2002 Annual Meeting. Assuming the existence of a quorum at the 2002 Annual Meeting, the nominee receiving a plurality of the votes of the shares of Cotelligent common stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote on the election of directors will be elected as a director.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes, the company intends to apply the principles set forth herein. With regard to the election of directors, only shares that are voted in favor of the director nominee will be counted towards achievement of a plurality. Votes that are withheld and broker non-votes, if any, will have no effect on the outcome of the election of the directors.

         Brokers will not have discretion to vote shares held in street name without instructions from the beneficial owner of the shares with respect to the election of directors. Stockholders do not have the right to cumulate their votes.

WHAT VOTE IS REQUIRED TO APPROVE OUR STOCKHOLDER PROPOSAL?

         Assuming the existence of a quorum at the 2002 Annual Meeting, our proposed stockholder resolution will be adopted only if approved by a majority of the votes of Cotelligent common stock cast at the 2002 Annual Meeting and entitled to vote.

         Although there is no definitive statutory or case law authority in Delaware on the subject, we believe that votes that are withheld and broker non-votes, if any, will have no effect on the outcome of the adoption of our stockholder proposal.

WHAT SHOULD I DO IF I RECEIVE A PROXY CARD FROM THE INCUMBENT BOARD OF DIRECTORS OF COTELLIGENT?

         The incumbent board of directors of Cotelligent is also soliciting proxies for the 2002 Annual Meeting. If you return a proxy to us by signing, dating and returning the enclosed WHITE proxy card, please do not return any proxy card sent to you by the company's incumbent board of directors or follow any voting instructions provided by Cotelligent unless you intend to change your vote, because only your latest-dated proxy will be counted.

         If you have already returned a proxy card to Cotelligent, you may revoke it and provide your support for our director nominee and our stockholder proposal by signing and dating the enclosed WHITE proxy card, voting FOR our director nominee and stockholder proposal, and returning it in the enclosed, postage-paid envelope.

WHAT IF I WANT TO REVOKE MY PROXY?

         Each proxy executed and returned by a Cotelligent stockholder may be revoked at any time thereafter by sending written notice to that effect to the Secretary of the company before the 2002 Annual Meeting, or to the company's Secretary or the Inspector of Election at the 2002 Annual Meeting, or by signing and returning a later-dated proxy.

         If you choose to revoke a proxy by giving written notice or a later-dated proxy to the Secretary of Cotelligent, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation of proxy or by calling us at (415) 921-7896 or sending us an e-mail at rsilvestri@SKIRITAI.com. Remember, your latest-dated proxy is the only one that counts.

HOW CAN I RECEIVE MORE INFORMATION?

         If you have any questions about voting either in person or by proxy on the matters to be considered at the 2002 Annual Meeting, or if you require assistance, please call us at (415) 921-7896 or send us an e-mail at rsilvestri@SKIRITAI.com.

                  INFORMATION ABOUT OUR SOLICITATION OF PROXIES
                              AND RELATED EXPENSES

         The solicitation of proxies to which this proxy statement relates is being made by (i) SKIRITAI Capital LLC, (ii) our director nominee, Russell Silvestri, (iii) Lyron Bentovim, and (iv) James Glockner. The participants in our proxy solicitation may solicit proxies in person and by mail, press release, advertisements in newspapers, magazines and/or trade publications, telephone, telecopier, telegraph, electronic mail, Internet (World Wide Web) publication, television, radio and newspapers. None of the participants in our proxy solicitation has or will receive compensation for soliciting proxies in connection with the 2002 Annual Meeting.

         The participants in our proxy solicitation will ask banks, brokers, custodians, nominees, other institutional holders and other fiduciaries to forward all soliciting materials to the beneficial owners of the shares of Cotelligent common stock that those institutions hold of record. We will reimburse those institutions for reasonable expenses that they incur in connection with forwarding our materials.

         The entire expense of our proxy solicitation is being borne by SKIRITAI Capital LLC. We may, particularly if our nominee is elected to Cotelligent's board of directors, seek reimbursement of our expenses from Cotelligent. We do not intend to seek stockholder approval of any such reimbursement.

         Costs related to our solicitation of proxies include expenditures for printing, postage, legal services and other related items. Total expenditures are expected to be approximately $[_________]. Total payment of costs to date in furtherance of our proxy solicitation is approximately $5,000.


                       INFORMATION ABOUT THE PARTICIPANTS
                         IN OUR SOLICITATION OF PROXIES

         Information related to the participants in our proxy solicitation, including their beneficial ownership of Cotelligent common stock, is set forth in Annex A to this proxy statement and is incorporated into this proxy statement by reference. Except as set forth in Annex A, none of the participants in our proxy solicitation is a party to any commercial dealing with Cotelligent or its subsidiaries that is required to be disclosed in this proxy statement by applicable federal securities laws. Information in this proxy statement about each participant in our proxy solicitation was provided by that participant.

                          INFORMATION ABOUT COTELLIGENT

GENERAL

         Based upon Cotelligent's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2002, the mailing address of the principal executive offices of Cotelligent is 44 Montgomery Street, Suite 4050, San Francisco, California 94104.

         Except as otherwise noted herein, the information in this proxy statement concerning Cotelligent has been taken from or is based upon documents and records on file with the Securities and Exchange Commission and other publicly available information disclosed by Cotelligent. Although we do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility for the accuracy or completeness of statements taken from public documents and records that were not prepared by us or on our behalf, or for any failure by Cotelligent to disclose events that may affect the significance or accuracy of such information.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF COTELLIGENT COMMON STOCK

         The following table sets forth certain information, based solely upon Cotelligent's proxy statement for the 2002 Annual Meeting filed with the Securities and Exchange Commission on May 10, 2002, as to the beneficial ownership of the company's common stock as of the close of business on April 24, 2002 by (i) each person known to the company to beneficially own more than 5% of the outstanding shares of Cotelligent common stock, (ii) each of the company's directors, (iii) each named executive officer and each officer named in the Summary Compensation Table in the company's proxy statement for the 2002 Annual Meeting filed with the Securities and Exchange Commission on May 10, 2002, and
(iv) all executive officers and directors of the company as a group. All persons listed have an address c/o the company's principal executive offices and have sole voting and investment power with respect to their shares unless otherwise indicated.

                                                                          NUMBER OF SHARES    PERCENT OF CLASS
                               NAME                                      BENEFICIALLY OWNED       (ROUNDED)
-----------------------------------------------------------------------  ------------------   ----------------
James R. Lavelle (1)...................................................       1,305,308             8.1%
Daniel E. Jackson (2)..................................................       1,099,473             6.9%
FMR Corp. (3)..........................................................       1,000,000             6.7%
Anthony M. Frank (4)...................................................         174,656             1.2%
Edward E. Faber (5)....................................................         146,356             1.0%
Curtis J. Parker (6)...................................................          84,117               *
Debra J. Richardson (7)................................................           5,000               *
All Executive Officers and Directors as a Group (6 Persons) (8)........       2,814,910            15.9%

----------
*        Less than 1%

(1) Includes 400,000 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(2) Includes 250,000 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(3) The address of the stockholder is 82 Devonshire Street, Boston Massachusetts 02109. Data obtained from the stockholder's Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2002.

(4) Includes 102,500 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(5) Includes 102,500 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(6) Includes 78,125 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(7) Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(8) Includes 938,125 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.


                         OTHER MATTERS TO BE VOTED UPON
                           AT THE 2002 ANNUAL MEETING

         Cotelligent has disclosed in its proxy statement for the 2002 Annual Meeting filed with the Securities and Exchange Commission on May 10, 2002 that, in addition to electing a Class I director to serve for a three-year term expiring at Cotelligent's 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified, Cotelligent stockholders will be asked at the 2002 Annual Meeting to vote upon any other business as may properly come before the meeting or any adjournments thereof. If you return a WHITE proxy card, our representatives will be entitled to vote your shares of Cotelligent common stock in accordance with their discretion on matters not described in this proxy statement that may arise at the 2002 Annual Meeting, unless you appropriately indicate otherwise.


                          FUTURE STOCKHOLDER PROPOSALS

         Stockholders who intend to present proposals at Cotelligent's 2003 Annual Meeting (the "2003 Annual Meeting") under SEC Rule 14a-8 must insure that such proposals are received by Cotelligent's Secretary not later than January 14, 2003. Such proposals must meet the requirements of the Securities and Exchange Commission to be eligible for inclusion in the company's 2003 proxy materials. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Securities and Exchange Commission Rule 14a-4(c), such proposal must comply with the advance notice provisions of Cotelligent's Amended and Restated Bylaws. The amendment and restatement of Cotelligent's Bylaws to include these advance notice provisions was adopted on May 8, 2002 and publicly disclosed in the company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on May 9, 2002.

         The advance notice provisions of Cotelligent's Amended and Restated Bylaws require that, in order to be properly brought before the 2003 Annual Meeting, a stockholder's notice of the matter the stockholder wishes to present must be delivered to the company's Secretary not less than 90 nor more than 120 days prior to the first anniversary of the date of the 2002 Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of Cotelligent's Amended and Restated Bylaws must be received by the Secretary of the company no earlier than February 11, 2003 nor later than March 13, 2003. For the upcoming 2002 Annual Meeting, pursuant to the advance notice provisions of Cotelligent's Amended and Restated Bylaws, written notice of stockholder nominees or any other stockholder proposals to be presented at the 2002 Annual Meeting must be delivered to the Secretary of the company at 44 Montgomery Street, Suite 4050, San Francisco, California 94114, no later than May 20, 2002.

                                     ANNEX A

                       INFORMATION ABOUT THE PARTICIPANTS
                         IN OUR SOLICITATION OF PROXIES


         The following persons are participants in our solicitation of proxies in connection with the 2002 Annual Meeting: (i) SKIRITAI Capital LLC; (ii) our director nominee, Russell Silvestri; (iii) Lyron Bentovim, and (iv) James Glockner.

         SKIRITAI Capital LLC is a Delaware limited liability company formed to engage in the business of acquiring, holding and disposing of investments in various companies. The address of SKIRITAI Capital LLC's principal executive offices is 655 Montgomery Street, Suite 1438, San Francisco, CA 94111.

OCCUPATIONS

         The present principal occupation or employment of our director nominee is described in our proxy statement under the heading "Election of Directors - Elect our Director Nominee." The present principal occupation of Lyron Bentovim is Managing Director of SKIRITAI Capital LLC. The business address of our director nominee and Lyron Bentovim is 655 Montgomery Street, Suite 1438, San Francisco, CA 94111. The present principal occupation of James Glockner is Managing Partner of Structured Funding LLC, a California limited liability company formed for the purpose of investing in various companies. The principal business address of Structured Funding LLC is 2860 Laguna Street, San Francisco, California 94123.

SECURITY OWNERSHIP

         The participants in our proxy solicitation and their associates may be deemed to have beneficial ownership of Cotelligent common stock as set forth below.

                                                  Amount of Beneficial
Name                                                   Ownership         Percent of Class
------------------------------------------------  --------------------   ----------------
SKIRITAI Capital LLC............................        626,000 (1)            4.2
Russell Silvestri (2)...........................         30,000 (3)            0.2
James Glockner..................................        122,000                0.8
Lyron Bentovim  (4).............................              0                ---

----------
(1) SKIRITAI Capital LLC beneficially owns 626,000 shares of Cotelligent common stock. Banc of America Securities LLC is the record holder of those 626,000 shares. SKIRITAI Capital LLC has sole, direct beneficial ownership of its shares and options. It exercises sole voting and investment power with respect to its shares.

(2) As Managing Partner of SKIRITAI Capital LLC, Russell Silvestri may also be deemed to beneficially own the 626,000 shares of Cotelligent common stock held by SKIRITAI Capital LLC. Filing of this statement shall not be construed as an admission of such beneficial ownership for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act.

(3) Mr. Silvestri holds 30,000 shares of the Cotelligent common stock through his direct investment account and shares voting and dispositive power over such shares with his spouse, Elizabeth Silvestri.

(4) As Managing Director of SKIRITAI Capital LLC, Lyron Bentovim may also be deemed to beneficially own the 626,000 shares of Cotelligent held by SKIRITAI Capital LLC. Filing of this statement shall not be construed as an admission of such beneficial ownership for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act.

         No participant in our solicitation of proxies and no associate of any participant (within the meaning of the federal proxy rules) beneficially owns any securities of Cotelligent other than common stock (and the accompanying Rights under Cotelligent's stockholder rights plan). No participant in our solicitation of proxies beneficially owns any securities of any parent or subsidiary of Cotelligent. No Participant has record but not beneficial ownership with respect to any securities of Cotelligent.

TRANSACTIONS IN COTELLIGENT SECURITIES

         Other than the transactions described below, no participant in our solicitation of proxies has purchased or sold any securities of Cotelligent in the past two years. Purchases of Cotelligent common stock may have been funded, at any given time, by margin loans made by brokerage firms in the ordinary course of business.

SHARES OF COTELLIGENT COMMON STOCK PURCHASED BY SKIRITAI CAPITAL LLC:

DATE                             NUMBER OF SHARES
----                             ----------------
05/10/02                            15,000.00
05/13/02                            25,000.00

SHARES OF COTELLIGENT COMMON STOCK PURCHASED BY RUSSELL SILVESTRI:

DATE                             NUMBER OF SHARES
----                             ----------------
01/03/02                            15,000.00
01/18/02                            15,000.00
01/22/02                            10,000.00
01/24/02                            65,000.00
01/25/02                            20,000.00
01/28/02                            50,000.00
01/29/02                             5,000.00
01/31/02                            20,000.00
02/07/02                             5,000.00
02/08/02                            25,000.00
02/28/02                             5,000.00
03/22/02                           125,000.00
03/26/02                            25,000.00
03/27/02                            77,000.00
03/28/02                            90,000.00
04/30/02                             3,000.00
05/02/02                            10,000.00
05/03/02                            16,000.00
05/08/02                             5,000.00

         Mr. Silvestri contributed the above listed shares of Cotelligent common stock to SKIRITAI Capital LLC as part of the capital contribution he made on May 10, 2002 as its Managing Partner.

SHARES OF COTELLIGENT COMMON STOCK PURCHASED BY RUSSELL SILVESTRI IRA:

DATE                             NUMBER OF SHARES
----                             ----------------
02/14/02                            15,000.00
02/18/02                             5,000.00
03/28/02                            10,000.00

         Mr. Silvestri shares power to vote and dispose of such shares with his spouse, Elizabeth Silvestri. Mrs. Silvestri's address is the same as that of Mr. Silvestri.

SHARES OF COTELLIGENT COMMON STOCK PURCHASED BY JAMES GLOCKNER:

DATE                             NUMBER OF SHARES
----                             ----------------
04/04/02                            10,000.00
04/05/02                            10,000.00
04/08/02                            20,000.00
04/11/02                            32,500.00
04/16/02                            15,000.00
04/18/02                            12,500.00
04/22/02                            20,000.00
04/30/02                             2,000.00

ARRANGEMENTS, INTERESTS AND TRANSACTIONS

         Except as listed below, no participant in our solicitation of proxies is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Cotelligent, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

         No participant in our solicitation of proxies, no associate of any participant and no person who is a party to any arrangement or understanding pursuant to which our director nominee is proposed to be elected has any arrangement or understanding with any person with respect to any future employment by Cotelligent or its affiliates or with respect to any future transactions to which Cotelligent or any of its affiliates will or may be a party.

         SKIRITAI Capital LLC, SKIRITAI Capital LLC's Managing Director and Managing Partner, and James Glockner, may have interests in the solicitation of proxies in support of our director nominee from either direct or indirect beneficial ownership of the common stock of Cotelligent. In addition, our director nominee is expected to receive customary compensation from Cotelligent in exchange for his services as a director, if elected.

         There has been no transaction or series of similar transactions since the beginning of Cotelligent's last completed fiscal year, and there is no currently proposed transaction or series of similar proposed transactions, to which Cotelligent or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any participant in our solicitation of proxies or any associate of any participant had, or will have, a direct or indirect material interest.

ADDITIONAL INFORMATION ABOUT OUR DIRECTOR NOMINEE

         Our director nominee presently holds no positions with Cotelligent.

         There is no arrangement or understanding between our director nominee and any other person pursuant to which our director nominee was selected as a nominee.

         There is no family relationship (within the meaning of the federal securities laws) between our director nominee and any director of Cotelligent, executive officer of Cotelligent or person nominated by Cotelligent to become a director or executive officer.

         There is, and has been, no legal or other proceeding involving our director nominee that is required to be disclosed under the federal proxy rules.

         Our director nominee (i) does not have any business relationship that is required to be disclosed by the federal proxy rules, (ii) has not had any such relationship since the beginning of Cotelligent's most recently completed fiscal year, and (iii) has not, since the beginning of Cotelligent's last completed fiscal year, been indebted to Cotelligent or any of its subsidiaries in an amount that exceeds $60,000.

         Neither our director nominee nor any associate of our director nominee has received any compensation from Cotelligent as a director or executive officer of Cotelligent. Had our director nominee been a director of Cotelligent and a member of the compensation committee of Cotelligent's board of directors during Cotelligent's last completed fiscal year, there would have been no compensation committee interlocks within the meaning of the federal proxy rules.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our director nominee is currently not required to file reports related to Cotelligent pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended.

Name:____________________  Shares:___________________  Control:_________________



                                WHITE PROXY CARD

                                COTELLIGENT, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
           JUNE 11, 2002 AT 9:00 A.M. (PACIFIC DAYLIGHT SAVINGS TIME)

   THIS PROXY IS BEING SOLICITED BY SKIRITAI CAPITAL LLC AND NOT BY THE BOARD
                       OF DIRECTORS OF COTELLIGENT, INC.

         This proxy is solicited on behalf of SKIRITAI Capital LLC for use only at the 2002 Annual Meeting of stockholders (the "2002 Annual Meeting") to be held at the Grand Hyatt Hotel located at 345 Stockton Street in San Francisco, California on the 11th day of June, 2002 at 9:00 a.m., Pacific Daylight Savings Time, and at any adjournments, postponements or rescheduling thereof.

         The undersigned stockholder of Cotelligent, Inc. hereby appoints Russell Silvestri and Lyron Bentovim, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the 2002 Annual Meeting and at any adjournments, postponements or rescheduling thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

         Receipt of the proxy statement furnished by SKIRITAI Capital LLC in connection with the 2002 Annual Meeting is hereby acknowledged.

         This proxy, when properly executed, will cause your shares to be voted as you direct. If you return this proxy, properly executed, without specifying a choice, your shares will be voted

         -  FOR the director nominee named on the reverse side of this proxy;
         - FOR the stockholder proposal identified on the reverse side of this proxy; and
         -  FOR granting discretionary authority to the proxy holders.

                     SKIRITAI CAPITAL LLC RECOMMENDS A VOTE
                       [X] "FOR" THE MATTERS LISTED BELOW

ELECTION OF DIRECTORS          ELECT OUR DIRECTOR NOMINEE AS A CLASS I DIRECTOR OF COTELLIGENT, INC.

                               NOMINEE: Russell Silvestri (three-year term)

                               [ ] FOR our nominee  [ ] WITHHOLD AUTHORITY to vote for our nominee

OUR STOCKHOLDER PROPOSAL       ADOPT THE FOLLOWING STOCKHOLDER RESOLUTION:

                               "WHEREAS, Cotelligent, Inc., a Delaware corporation (the "Company"), is a party to that certain Rights Agreement, dated as of September
                               24, 1997 (the "Rights Agreement"), between the Company and
                               BankBoston, a national banking association, as the same may have been amended from time to time.

                               WHEREAS, the stockholders of the Company have determined that the
                               Rights Agreement is not in the best interests of the stockholders of the Company.

                               NOW, THEREFORE, BE IT RESOLVED, that the stockholders of the
                               Company recommend that the Board of Directors of the Company order the redemption of, and take all other action necessary or
                               appropriate to redeem, all Rights (as defined in the Rights
                               Agreement) issued and outstanding under the Rights Agreement pursuant to the terms and conditions thereof, and by so doing, cause the termination of all rights to exercise the Rights thereunder pursuant to the terms and conditions thereof, and not adopt any new or similar plan without stockholder approval."

                               [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

DISCRETIONARY AUTHORITY        GRANT THE PROXIES DISCRETIONARY AUTHORITY TO ACT ON OTHER MATTERS
                               BROUGHT BEFORE 2002 ANNUAL MEETING.

                               In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the 2002 Annual
                               Meeting and at any adjournments, postponements or rescheduling thereof, that is unknown to SKIRITAI Capital LLC and its
                               representatives a reasonable time before the commencement of the solicitation of proxies by SKIRITAI Capital LLC.

                               [ ] FOR               [ ] AGAINST               [ ] ABSTAIN


                                                         Date: __________________________, 2002

                                                         ______________________________________
                                                                       Signature*

                                                         ______________________________________
                                                         Additional Signature (if held jointly)

                                                         ______________________________________
                                                                          Title

* Please sign exactly as your name appears on the reverse side of this proxy card at the top, left-hand side of the page. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The signer hereby revokes all proxies previously given by the signer to vote at the 2002 Annual Meeting of Stockholders of Cotelligent, Inc., and any adjournments, postponements or rescheduling thereof.